Exhibit (10)(b)(1)



                               CONSENT OF COUNSEL


     We hereby consent to the use of our name under the caption "Counsel and Independent Public Accountants" in the Prospectus of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of The PBHG Funds, Inc. (Registration No. 2-99810) filed under the Securities Act of 1933 and Amendment No. 29 under the Investment Company Act of 1940.



                                 /s/ Ballard Spahr Andrews & Ingersoll
                                 -------------------------------------
                                     Ballard Spahr Andrews & Ingersoll

July 21, 1997